Supplement to the
Fidelity® Target
Timeline® Funds
September 25, 2000
Prospectus

Shareholder Meeting. On or about June 13, 2001, a meeting of the shareholders of Fidelity® Target Timeline 2001 and Fidelity Target Timeline 2003 will be held to approve various proposals. Shareholders of record on April 16, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces similar information found in the "Fee Table" section on page 6.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)	0.50%
Annual account maintenance fee (for accounts under $2,000)	$12.00

The following information replaces similar information found in the "Account Features and Policies" section on page 22.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

TTI-01-03 April 16, 2001
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